UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                    _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 2, 2009

                              DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                 1-8266                       22-18314-09
___________________________________________________________________________
State or other jurisdiction        (Commission                (IRS Employer
of incorporation                   File Number)         Identification No.)

     Route 571, P. O. Box 7258, Princeton, NJ                   08543-7528
___________________________________________________________________________
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (609) 799-0071
___________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











Item 8.01   Other Events.

     On December 2, 2009, the Company's Board of Directors appointed David Sheerr to the executive office of General Manager of the Micro Memory Business Unit of the Company (the "Unit"). The assets comprising the Unit were acquired by the Company, and Mr. Sheerr was first employed by the Company, on March 31, 2009. (This transaction, and Mr. Sheerr's original employment with the Company, have previously been disclosed in the Company's Form 8-K filed on April 6, 2009, as amended.) The Board of Directors of the Company has evaluated the last several months of actual operations of the Unit and Mr. Sheerr's present and future duties and responsibilities, and has determined that designating Mr. Sheerr as an executive officer is now proper.



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DATARAM CORPORATION

                                 By:  MARK MADDOCKS


Date:     December 8, 2009          /s/ Mark Maddocks
                                     _____________________________________
                                     Mark Maddocks, Vice President-Finance
                                     and Chief Financial Officer